                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed registration Statement Nos. 33-301438 and 33-70100 on Form S-8.

                                          ARTHUR ANDERSEN LLP

San Jose, California
June 20, 1997

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